================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                           LIBERTY SELF-STOR, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

[LLIBERTY SELF-STOR LOGO]







                                                                    May 25, 2001




Dear Stockholder:

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Liberty Self-Stor, Inc., on Thursday, June 28, 2001, starting at 10:00 a.m. local time at the offices of Kohrman Jackson & Krantz P.L.L., 1375 East Ninth Street, 20th Floor, One Cleveland Center, Cleveland, Ohio 44114.

     As more fully described in the attached Notice of Annual Meeting and the accompanying Proxy Statement, the principal business to be addressed at the meeting is:

         -        the election of directors; and

         - the ratification of the appointment of Arthur Andersen LLP as independent public accountants for the current year.

     In addition, our management will report on our results and will be available to respond to your questions.

     Your vote is important to us. Whether or not you plan to attend the Annual Meeting, please return the enclosed proxy card as soon as possible to ensure your representation at the meeting. You may choose to vote in person at the Annual Meeting even if you have returned a proxy card.

     On behalf of the directors and management of Liberty Self-Stor, Inc., we would like to thank you for your support and confidence and look forward to seeing you at the meeting.

                                                  Sincerely,


                                                  /s/ Richard M. Osborne


                                                  Richard M. Osborne
                                                  Chairman of the Board and
                                                  Chief Executive Officer

                             LIBERTY SELF-STOR, INC.
                                    _____

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 28, 2001

TO THE STOCKHOLDERS OF LIBERTY SELF-STOR, INC.:

         The Annual Meeting of the Stockholders of Liberty Self-Stor, Inc., a Maryland corporation, will be held on Thursday, June 28, 2001, at the offices of Kohrman Jackson & Krantz P.L.L., 1375 East Ninth Street, 20th Floor, One Cleveland Center, Cleveland, Ohio 44114, beginning at 10:00 A.M. local time, for the following purposes:

         1. To elect five directors to serve for a one year term until the next annual meeting or until their successors are duly elected and qualified (Proposal 1);

         2. To ratify the appointment of Arthur Andersen LLP as our independent public accountants for the fiscal year ending December 31, 2001 (Proposal 2); and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on May 21, 2001, are entitled to vote at the Annual Meeting.

         All stockholders are cordially invited to attend the meeting in person. However, to insure your representation at the meeting, please sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for your convenience. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card.

                                       By Order of the Board of Directors,


                                       /s/ Marc C. Krantz


                                       MARC  C. KRANTZ
                                       Secretary

                             LIBERTY SELF-STOR, INC.
                                     _____

                                 PROXY STATEMENT

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by our Board of Directors to be used at the 2001 Annual Meeting of Stockholders to be held on Thursday, June 28, 2001, and any postponements or adjournments of the meeting.

         This Proxy Statement and the accompanying Chairman's Letter, Notice and Proxy Card, together with our annual report on Form 10-KSB for the year ended December 31, 2000, are being sent to our stockholders beginning on or about May 25, 2001.

                              QUESTIONS AND ANSWERS
--------------------------------------------------------------------------------


Q:       WHEN AND WHERE IS THE ANNUAL MEETING?

A: Our 2001 Annual Meeting of Stockholders will be held on Thursday, June 28, 2001, at 10:00 A.M. local time, at the offices of Kohrman Jackson & Krantz P.L.L., 1375 East Ninth Street, 20th Floor, One Cleveland Center, Cleveland, Ohio 44114.

--------------------------------------------------------------------------------


Q:       WHAT ARE STOCKHOLDERS VOTING ON?

A:       -        Re-election of five directors-- Steven A. Calabrese, Mark D.
                  Grossi, Marc C. Krantz, Richard M. Osborne and Thomas J.
                  Smith.

         - Ratification of the appointment of Arthur Andersen LLP as our independent public accountants.

         If a proposal other than the two listed proposals is presented at the annual meeting, your signed proxy card gives authority to Thomas J. Smith and Marc C. Krantz to vote on any additional proposal.

--------------------------------------------------------------------------------


Q:       WHO IS ENTITLED TO VOTE?

A: Stockholders as of the close of business on May 21, 2001, the record date, are entitled to vote at the annual meeting. Each share of common stock is entitled to one vote.

--------------------------------------------------------------------------------


Q:       HOW DO STOCKHOLDERS VOTE?

A: Sign and date each proxy card you receive and return it in the prepaid envelope. If you do not mark any selections, your proxy card will be voted in favor of the two proposals. You have the right to revoke your proxy any time before the meeting by:

               -    notifying our Corporate Secretary,
               -    voting in person, or
               -    returning a later-dated proxy.

If you return your signed proxy card, but do not indicate your voting preferences, Thomas J. Smith and Marc C. Krantz will vote FOR the two proposals on your behalf.

--------------------------------------------------------------------------------


Q:       WHO WILL COUNT THE VOTE?

A: Representatives of EquiServe, our transfer agent, will tabulate the votes. Jeffery J. Heidnik and Sherry L. Kirchenbauer will be responsible for reviewing the vote count as inspectors of election.

--------------------------------------------------------------------------------


Q: WHAT SHARES ARE INCLUDED ON THE PROXY CARD AND WHAT DOES IT MEAN IF A STOCKHOLDER GETS MORE THAN ONE PROXY CARD?

A: The number of shares printed on your proxy card(s) represents all your shares. Receipt of more than one proxy card means that your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

--------------------------------------------------------------------------------


Q:       WHAT CONSTITUTES A QUORUM?

A: As of the record date, 3,082,669 shares of our common stock were outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the transaction of adopting proposals at the annual meeting. If you submit a properly executed proxy card, you will be considered part of the quorum. If you are present or represented by a proxy at the annual meeting and you abstain, your abstention will have the same effect as a vote against such proposal. "Broker non-votes" will not be part of the voting power present, but will be counted to determine whether or not a quorum is present. A "broker non- vote" occurs when a broker holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote on a particular matter.

--------------------------------------------------------------------------------


Q:       WHO CAN ATTEND THE ANNUAL MEETING?

A:       All stockholders as of the record date, May 21, 2001, can attend.

--------------------------------------------------------------------------------


Q:       WHAT PERCENTAGE OF STOCK DO THE DIRECTORS AND OFFICERS OWN?

A: Together, they own approximately 76.3% of our common stock as of the record date. See page 11 for more details.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Q:       WHO ARE THE LARGEST PRINCIPAL STOCKHOLDERS?

A: - Richard M. Osborne, our Chairman of the Board and Chief Executive Officer, as the sole manager of Turkey Vulture Fund XIII, Ltd. and the sole shareholder of Retirement Management Company beneficially owns 7,355,164 shares of our common stock, or 72.5%, as of the record date.

         - Steven A. Calabrese, a director, beneficially owns 290,265 shares of our common stock, or 9.4%, as of the record date.

--------------------------------------------------------------------------------


Q:       WHEN IS A STOCKHOLDER PROPOSAL DUE FOR THE NEXT ANNUAL MEETING?

A: In order to be considered for inclusion in next year's proxy statement, stockholder proposals must be submitted in writing by January 25, 2002, to Marc C. Krantz, Secretary, Liberty Self-Stor, Inc., 8500 Station Street, Suite 100, Mentor, Ohio 44060, and must be in accordance with the requirements of our Bylaws and the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. See page 13 for more details.

--------------------------------------------------------------------------------


Q: HOW DOES A STOCKHOLDER NOMINATE SOMEONE TO BE A DIRECTOR OF LIBERTY SELF-STOR, INC.?

A: Any stockholder may recommend any person as a nominee for director by writing to Liberty Self-Stor, Inc., 8500 Station Street, Suite 100, Mentor, Ohio 44060. Recommendations for next year's annual meeting must be received no earlier than March 1, 2002, and no later than April 2, 2002, and must be in accordance with the requirements of our Bylaws. See page 14 for more details.

--------------------------------------------------------------------------------


Q:       WHO PAYS FOR THE SOLICITATION EXPENSES?

A: The expense of soliciting proxies, including the cost of preparing, printing and mailing the proxy materials, will be paid by us. In addition to solicitation of proxies by mail, solicitation may be made personally, by telephone and by facsimile, and we may pay persons holding shares for others their expenses for sending proxy materials to their principals. No solicitation will be made other than by our directors, officers and employees.

--------------------------------------------------------------------------------

                                  PROPOSAL ONE:

                            RE-ELECTION OF DIRECTORS

         At this annual meeting, five directors are to be elected to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. Nominees for re-election this year by you are Steven A. Calabrese, Mark D. Grossi, Marc C. Krantz, Richard M. Osborne and Thomas J. Smith. Each has consented to serve until the next annual meeting or until their successors are duly elected and qualified. See page 6 for more information.

         If any director to be elected is unable to stand for re-election, the Board may, by resolution, provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute director. We need the affirmative vote of the holders of a plurality of the shares of our common stock present or represented by proxy at the annual meeting to elect directors. Abstentions and votes withheld for directors will have the same effect as votes against.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR MESSRS. CALABRESE, GROSSI, KRANTZ, OSBORNE AND SMITH.

                                  PROPOSAL TWO:

            RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC
                                   ACCOUNTANTS

         Arthur Andersen LLP is our independent public accountant. The audit committee and the Board of Directors believe that Arthur Andersen's long-term knowledge of our company is invaluable. Partners and employees of Arthur Andersen engaged in audits are periodically changed, providing us with new expertise and experience. Representatives of Arthur Andersen have direct access to members of the audit committee and regularly attend their meetings. Representatives of Arthur Andersen will attend the annual meeting to answer appropriate questions and make a statement if they desire. In 2000, our audit committee reviewed all services provided by Arthur Andersen to ensure that they were within the scope previously approved by the audit committee.

         Although our Bylaws do not require the selection of independent public accountants to be submitted to stockholders for approval, this selection is being presented to you for ratification or rejection at the annual meeting. We need the affirmative vote of the majority of shares present or represented by proxy and entitled to vote at the meeting in order to ratify Arthur Andersen as our independent public accountants for the fiscal year ending December 31, 2001. If the resolution is rejected, or if Arthur Andersen declines to act or becomes incapable of action, or if the Board decides in its discretion to discontinue the employment of Arthur Andersen, the Board will appoint other independent public accountants whose continued employment after the next annual meeting of stockholders will be subject to ratification by you.

         THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE RATIFICATION OF ARTHUR ANDERSEN LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                               BOARD OF DIRECTORS

         Certain information about the nominees to be elected by the holders of our common stock is set forth below.

            NAME                AGE                            POSITION                           DIRECTOR SINCE
----------------------------------------------------------------------------------------------------------------
Richard M. Osborne               55    Chairman, Chief Executive Officer and Director                  1998
Thomas J. Smith                  57    President, Chief Operating Officer and Director                 1998
Marc C. Krantz                   40    Secretary and Director                                          1998
Seven A. Calabrese               39    Director                                                        1998
Mark D. Grossi                   47    Director                                                        1998


         Richard M. Osborne has been Chairman of the Board, Chief Executive Officer and a Director of Liberty since September 1998. Mr. Osborne is President and Chief Executive Officer of OsAir, Inc., a company he founded in 1963, which operates as a property developer and manufacturer of industrial gases for pipeline delivery. Mr. Osborne is the sole manager of Turkey Vulture Fund XIII, Ltd., which began operating in January 1995 to acquire, hold, sell or otherwise invest in all types of securities and other investments. He is also a director and Vice Chairman of the Board of GLB Bancorp, Inc., a publicly-held bank holding company.

         Thomas J. Smith has been President, Chief Operating Officer and a Director of Liberty since September 1998. From April 1, 1996 to December 29, 1999, Mr. Smith served as the Executive Operating Manager of Liberty Self-Stor, Ltd. Mr. Smith has been the President of Retirement Management Company since 1992. Mr. Smith also serves as a Director of GLB Bancorp, Inc.

         Marc C. Krantz has been the Secretary and a Director of Liberty since September 1998. Mr. Krantz is the managing partner of the law firm of Kohrman Jackson & Krantz P.L.L. and has been with the firm since 1992.

         Steven A. Calabrese has been a Director of Liberty since September 1998. Mr. Calabrese serves as managing partner of Calabrese, Racek and Markos, Inc., CRM Construction, Inc. and CRM Environmental Services, Inc., firms which specialize in evaluation, management, construction and environmental assessment services for commercial and industrial real estate.

         Mark D. Grossi has been a Director of Liberty since September 1998. Mr. Grossi is currently Executive Vice President and a Director of Charter One Financial, Inc., a publicly-traded savings and loan holding company, and Executive Vice President and Chief Retail Banking Officer of its subsidiary, Charter One Bank. Mr. Grossi also serves as a director of JB Oxford Holdings, Inc., a publicly-held brokerage company. Since prior to 1993, Mr. Grossi has held various senior executive positions with Charter One Bank and its predecessor.

DIRECTOR COMPENSATION

         In 2000, we paid Mr. Grossi and Mr. Calabrese an annual fee of $5,000 in cash or shares of Liberty. In addition, Liberty pays each of them $250 in cash for each board meeting that such director participates in. Messrs. Osborne, Smith and Krantz receive no compensation as directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

         In 2000, Sherry Kirchenbauer inadvertently failed to file a form on a timely basis upon her purchase of 4,000 shares of Liberty common stock. The required form was subsequently filed. Based solely on its review of copies of reports furnished to Liberty or written representations that no reports were required, the Company believes that all other Section 16(a) filing requirements were met in 2000.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors met four times in 2000. During 2000, all members of the Board of Directors except Mr. Grossi participated in at least 75% of all Board meetings.

         The compensation committee is currently comprised of Messrs. Calabrese and Grossi. The compensation committee establishes the compensation of the executive officers and administers Liberty's 1999 Stock Option and Award Plan. The compensation committee did not meet in 2000.

         A description of the audit committee is contained in the following audit committee report.

                             AUDIT COMMITTEE REPORT

         In accordance with its written charter that was approved and adopted by the Board of Directors, our audit committee assists the Board in fulfilling its responsibility of overseeing the quality and integrity of our accounting, auditing and financial reporting practices. The audit committee, which is currently comprised of Messrs. Calabrese and Grossi, met twice in 2000. The audit committee's current composition satisfies the regulations of the National Association of Securities Dealers ("NASD") governing audit committee composition, including the requirement that all audit committee members be "independent directors" as defined in applicable NASD regulations. A copy of our Audit Committee Charter is attached to this Proxy Statement as Annex A.

         In connection with our December 31, 2000, audited financial statements, the audit committee reviewed and discussed the financial statements with management. The audit committee also discussed with our independent auditors, Arthur Andersen, LLP, the matters required by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

         In discharging its oversight responsibility as to the audit process, the audit committee obtained from our independent auditors a formal written statement describing all relationships between the independent auditor and us that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditors any relationships that may impact their objectivity and independence. In considering the auditors' independence, the audit committee also considered whether the non-audit services performed by the auditors on our behalf were compatible with maintaining the independence of the auditors.

         Based on the audit committees review and discussions with management and our independent auditors, the audit committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment of the independent auditors and the Board concurred in such recommendation, subject to the ratification of the appointment by the stockholders at the annual meeting.

                                                                 AUDIT COMMITTEE
                                                             STEVEN A. CALABRESE
                                                                  MARK D. GROSSI

PRINCIPAL ACCOUNTING FIRM FEES

         The following table sets forth the aggregate fees billed to us for the fiscal year ended December 31, 2000, by our principal accounting firm, Arthur Andersen LLP:

Audit Fees                                                          $ 49,000

Financial Information Systems Design                                      --
and Implementation Fees

All Other Fees, including fees for tax consulting, permitted
internal audit outsourcing and other non-audit services               13,000
                                                                    ========
                                                                    $ 62,000

                               EXECUTIVE OFFICERS

         Set forth below are the names, ages, positions and certain other information concerning our current executive officers:

         NAME                                    AGE                POSITION
         ----                                    ---                --------
         Richard M. Osborne (1).............     55     Chairman of the Board, Chief Executive
                                                        Officer and Director

         Thomas J. Smith (1)................     57     President, Chief Operating Officer and
                                                        Director

         Sherry L. Kirchenbauer.............     32     Chief Financial Officer and Assistant
                                                        Secretary

         Jeffery J. Heidnik.................     39     Vice President of Operations

______________

(1) Biographical information for Messrs. Osborne and Smith can be found under "Board of Directors."

         Sherry L. Kirchenbauer has been Chief Financial Officer and the Assistant Secretary of Liberty since December 1999. Prior to joining Liberty, Ms. Kirchenbauer was controller from 1997 to 1999 for Interpak, a plastics manufacturing company. In addition, Ms. Kirchenbauer served as accounting manager from 1992 to 1997 for LaRich Distributors, which has real estate interests in apartment buildings and shopping centers.

         Jeffrey J. Heidnik has been the Vice President of Operations of Liberty since December 1999. Mr. Heidnik has worked for Mr. Osborne since 1980. In 1986, he began building and managing self-storage projects for Mr. Osborne and gradually assumed total responsibility for managing the operations of the storage sites.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

         The following table summarizes the compensation paid by us to our President and Chief Operating Officer. No other officer earns more than $100,000 annually.

                                                                         LONG-TERM COMPENSATION
                                                                       -------------------------
                                             ANNUAL COMPENSATION                 AWARDS
                                          ------------------------     -------------------------
                   NAME AND                 FISCAL                         SECURITIES UNDERLYING
              PRINCIPAL POSITION             YEAR        SALARY                 OPTIONS (1)
         ---------------------------      ----------   -----------     -------------------------
         Thomas J. Smith                    2000        $ 125,000
         President and Chief                1999          --                     100,000
         Operating Officer

(1) Options granted in connection with Mr. Smith's employment agreement. The options have an exercise price of $.5625 per share and vest over three years beginning on the first anniversary of the date of grant.

OPTION VALUES AT YEAR-END 2000

         The following table summarizes information with respect to the number of unexercised options held by our executive officers as of December 31, 2000. The exercise price of all the options exceeded the last sale price of our common stock on December 31, 2000. No executive officer exercised any options in 2000.

                                               NUMBER OF SHARES UNDERLYING
                    NAME                          UNEXERCISED OPTIONS AT
                                                       DECEMBER 31, 2000
          -------------------------      ---------------------------------------
                                             Exercisable         Unexercisable

          Thomas J. Smith                       66,666             33,334



EMPLOYMENT AGREEMENTS

         We are a party to a two year employment agreement with Mr. Smith, which commenced on December 28, 1999, and contains automatic one-year renewal periods. Mr. Smith receives an annual salary of $125,000, bonuses at the discretion of our Board of Directors, and the use of a company car.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth the amount and nature of the beneficial ownership of our common stock as of May 10, 2001 by:

         - each person known by us to own more than 5% of the outstanding shares based upon filings made with the SEC,

         -        each director,

         -        each executive officer, and

         -        all our Directors and Executive Officers as a group.


                                                                  BENEFICIAL OWNERSHIP (1)
                                     ----------------------------------------------------------------------------------
NAME AND ADDRESS (2)                      SHARES      OPTIONS (3)         CONVERTIBLE          TOTAL         PERCENT
                                                                          SECURITIES
-----------------------------------------------------------------------------------------------------------------------
Richard M. Osborne

8500 Station Street, Suite113          297,344 (4)         --          7,057,820 (5)(6)      7,355,164        72.5%
Mentor, Ohio 44060



                                                                  BENEFICIAL OWNERSHIP (1)
                                     ----------------------------------------------------------------------------------
NAME AND ADDRESS (2)                      SHARES        OPTIONS (3)    CONVERTIBLE             TOTAL         PERCENT
                                                                        SECURITIES
-----------------------------------------------------------------------------------------------------------------------
Retirement Management
Company                                    --               --           1,869,292 (6)       1,869,292        37.7%
8500 Station Street, Suite113
Mentor, Ohio 44060

Turkey Vulture Fund XIII,
Ltd.   8500 Station Street,             297,344 (4)         --                --               297,344         9.6%
Suite 113 Mentor, Ohio
44060

Steven A. Calabrese
1110 Euclid Avenue, Suite               290,265             --                --               290,265         9.4%
300 Cleveland, Ohio 44116

Thomas J. Smith                            --             66,666            49,753 (7)         116,419         3.6%

Mark D. Grossi
1215 Superior Avenue, 7th                51,050             --                --                51,050         1.7%
Floor Cleveland, Ohio 44114

Jeffrey J. Heidnik                         --             16,666              --                16,666          *

Sherry L. Kirchenbauer                    4,000            8,333              --                12,333          *

Marc C. Krantz
1375 E. Ninth Street, 20th                5,000             --                 --                5,000          *
Floor Cleveland, Ohio 44114

All Directors and Officers as           647,659           91,665         7,107,573           7,846,897        76.3%
a group (7 individuals)

_______________
* less than 1%

(1) Unless otherwise indicated, we believe that all persons named in the table have sole investment and voting power over the shares of common stock owned.

(2) Unless otherwise indicated, the address of each of the beneficial owners identified is c/o Liberty Self-Stor, Inc., 8500 Station Street, Suite 100, Mentor, Ohio 44060.

(3) Includes options to purchase shares that are presently or will become exercisable in 60 days.

(4) Richard M. Osborne is the sole manager of Turkey Vulture Fund XIII, Ltd., an Ohio limited liability company, and may be deemed to be the beneficial owner of all 297,344 shares owned by the Fund.

(5) Includes 5,188,128 Class A limited partnership interests of LSS I Limited Partnership, a Delaware limited partnership, owned by Richard
         M. Osborne that are presently convertible into shares of our common stock on a one-for-one basis.

(6) Richard M. Osborne is the sole shareholder of Retirement Management Company and may be deemed to be the beneficial owner of all Retirement Management Company's 1,869,292 Class A limited partnership interests of LSS I Limited Partnership that are presently convertible into shares of our common stock on a one-for-one basis.

(7) Includes 49,753 Class A limited partnership interests of LSS I Limited Partnership, a Delaware limited partnership, owned by Thomas J. Smith that are presently convertible into shares of our common stock on a one-for-one basis.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In connection with the proxy solicitation by Meridian `83 Shareholders' Committee for Growth, Turkey Vulture Fund XIII, Ltd. incurred expenses of $102,613. Liberty's current Board authorized reimbursement of the expenses because of the benefit Liberty received from the proxy solicitation. Mr. Osborne is the sole Manager of Turkey Vulture Fund XIII, Ltd. The reimbursement of expenses is represented as a related party payable on Liberty's balance sheet because Mr. Osborne has not required payment.

         Mr. Osborne is the sole manager of Liberty Self-Stor II, Ltd., an Ohio limited liability company, which owns and operates a truck rental business. Liberty Self-Stor II, Ltd. makes rental trucks available to the general public, including Liberty's customers, and sells locks, boxes, packing material, propane and related merchandise at Liberty's self-storage facilities. Liberty has entered into a cost sharing arrangement with Liberty Self-Stor II, Ltd. that permits the sharing of personnel and office space at the self-storage facilities.

         Mr. Osborne, through Turkey Vulture Fund XIII, Ltd., owns 297,344 shares, or 9.6%, of the Liberty's outstanding shares. Mr. Osborne and Retirement Management Company, of which he is the sole shareholder, owned 99.3% of the self-storage company and, in the reincorporation and reorganization in December 1999, received limited partnership interests in the operating partnership in exchange for the membership interests in the self-storage company. Mr. Osborne, Mr. Smith and Retirement Management Company received 7,107,573 Class A limited partnership interests in the operating partnership in exchange for their membership interests in the self-storage company. As a result, Mr. Osborne, with Retirement Management Company, received 99.3% of the Class A limited partnership interests, or 7,057,820 limited partnership interests. Mr. Osborne, Mr. Smith and Retirement Management Company own 70.1% of the operating partnership, with Liberty owning the remaining 29.9%. The Class A limited partnership interests are redeemable for cash equal to the number of limited partnership interests multiplied by the market price of Liberty's stock or, at the election of Liberty, convertible into common stock on a one-for-one basis. Including the 297,344 shares of common stock currently held by Turkey Vulture Fund, Mr. Osborne would own 7,355,164 shares of the common stock upon conversion, or 72.5% of the common stock outstanding. No such conversion into common stock will be permitted if Liberty determines that such conversion would be likely to disqualify Liberty as a REIT.

         For each contributor to the operating partnership, the percentage interest in the operating partnership was determined by dividing the net asset value contributed by that contributor by the sum of the net asset value of the cash and other assets and liabilities contributed to the operating partnership by Liberty, and the net asset value of the assets and liabilities contributed to the operating partnership by the self-storage company. The self-storage company assumed the costs of the reincorporation and the acquisition through the reorganization of up to $725,000 through a deduction to its net asset value.

         As an officer and trustee of Meridian, as an officer and director of Liberty and as the significant member of the self-storage company, Mr. Osborne was a party to all sides of the negotiations regarding the reincorporation and the reorganization. Mr. Osborne received the benefit of the contribution of the self-storage facilities in a tax-free transaction and the opportunity to convert his privately-held self-storage company into a public entity through the reorganization. The agreements and arrangements in connection with the reincorporation and the acquisition of the self-storage company were not the result of arm's-length negotiations.

         Liberty's cash is primarily held by GLB Bancorp, a publicly-held bank holding company where Mr. Osborne serves as Director and Vice Chairman. At December 31, 2000, Liberty's cash and cash equivalents held by GLB Bancorp were $609,283. Liberty's corporate offices are leased for $4,000 per month from OsAir, Inc., an Ohio company owned by Mr. Osborne. In addition, Mr. Osborne has personally guaranteed many of the mortgages existing Liberty's self-storage facilities to third party lenders.

         In June 2000, Liberty purchased 4.4 acres of land in Westlake, Ohio for $784,385 from Liberty Self-Stor II, Ltd. The land was purchased for the construction of a 77,700 square foot self-storage facility that will consist of 540 self-storage units. In October 2000, Liberty purchased a 103,785 square foot facility located in Painesville, Ohio from Liberty Self-Stor II, Ltd. The facility consists of 77,500 square feet of self-storage space and 26,285 square feet of office and retail space. In exchange for the property, Liberty assumed $3.3 million in bank loans. Of the bank loans, $1.3 million consists of a bank loan to Mr. Osborne.

         Unless required by law or our Articles of Incorporation or Bylaws, future related party transactions will be approved solely by our board of directors and only if the transactions are:

         - on terms at least as favorable as those that we could obtain from unrelated parties,

         -        for bona fide business purposes, and

         - approved by a majority of disinterested and non-employee directors.

         Marc C. Krantz, a director and our Secretary, is the managing partner in the law firm of Kohrman Jackson & Krantz P.L.L., which provides legal services to us.


                 STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

         A stockholder intending to present a proposal to be included in our proxy statement for our 2002 annual meeting of stockholders must deliver a proposal, in accordance with the requirements of our Bylaws and Rule 14a-8 under the Exchange Act, to our Secretary at our principal executive office no later than January 25, 2002. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the meeting:

                  - a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,

                  - the name and record address of the stockholder proposing such business,

                  - the class and number of shares of our common stock that are beneficially owned by the stockholder, and

                  - any material interest of the stockholder in such business.

         For any stockholder proposal not submitted for inclusion in our proxy statement for our 2002 annual meeting of stockholders (as described in the preceding paragraph), but is instead sought to be presented directly at the 2002 annual meeting of stockholders, Securities and Exchange rules permit management to vote proxies in its discretion regarding such proposal if:

                  - notice of the proposal is received before the close of business on or before April 10, 2002, and we advise stockholders in our proxy statement about the nature of the matter and how management intends to vote on the proposal; or

                  - notice of the intention to present a proposal at the 2002 annual meeting of stockholders is not received prior to the close of business on April 10, 2002.

         A stockholder desiring to nominate a director for election at our 2002 annual meeting of stockholders must deliver a notice, in accordance with the requirements of our Bylaws, to our Secretary at our principal executive office no earlier than March 1, 2002, and no later than April 2, 2002. Such notice must include as to each person whom the stockholder proposes to nominate for election or re-election as a director:

                  - the name, age, business address and residence address of the person,


                  -        the principal occupation or employment of the person,

                  - the class and number of shares of our common stock beneficially owned by the person, and

                  - any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Exchange Act;

and as to the stockholder giving the notice:

                  -        the name and record address of the stockholder, and

                  - the class and number of shares of our common stock beneficially owned by the stockholder.

         We may require any proposed nominee to furnish additional information reasonably required by us to determine the eligibility of the proposed nominee to serve as our director.

                                  OTHER MATTERS

         Our Board of Directors is not aware of any other matters to be submitted to the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the accompanying Proxy to vote the shares they represent as the Board of Directors may recommend.

         You are urged to sign and return your Proxy card promptly to make certain your shares will be voted at the annual meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

                                         By Order of the Board of Directors,


                                         /s/ Marc C. Krantz


                                         Marc C. KRANTZ
                                         Secretary

May 25, 2001

                                                                         ANNEX A
                                                                         -------

                             LIBERTY SELF-STOR, INC.
                             AUDIT COMMITTEE CHARTER

Statement of Policy
-------------------

         The audit committee shall assist the board of directors with monitoring
(1) the quality and integrity of the financial statements of the company; and
(2) the independence and performance of the company's internal and external auditors. In doing so, the audit committee shall maintain free and open communication between the directors, the independent auditors, the internal auditors, and the financial management of the company.

Organization
------------

         The board of directors shall appoint the audit committee. The composition of the audit committee shall satisfy the requirements of the National Association of Securities Dealers concerning member independence.

Responsibilities and Processes
------------------------------

         The audit committee shall report regularly to the board of directors. The committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the board of directors for approval.

         The committee shall develop a clear understanding with management and the company's independent auditors that the independent auditors are ultimately accountable to the board and the audit committee. The committee shall review and recommend to the directors, after consultation with the financial management of the company, the independent auditors to be selected to audit the financial statements of the company and its divisions. In its discretion and when the committee deems appropriate, the committee may recommend to the board of directors that the independent auditors be replaced by another firm of independent auditors.

         The committee shall discuss with the auditors their independence from management and the company and the matters set forth in the written disclosures required by the Independence Standards Board. The committee shall take, or recommend that the full board of directors take, appropriate action to oversee the continued independence of the company's independent auditors.

         The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the company's system of monitoring and managing business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present as deemed necessary by the committee, to discuss the results of their examinations.

         The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the company's quarterly reports on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

         The committee shall review with management and the independent auditors the audited financial statements to be included in the company's annual report on Form 10-K, including their judgment about the quality of accounting and financial controls, any changes in accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

         The committee shall prepare the report of the audit committee required by the rules of the Securities and Exchange Commission to be included in the company's annual proxy statement.

Limit of Responsibility
-----------------------

         While the audit committee has the responsibilities and powers set forth in this Charter, the duties of the audit committee do not include planning or conducting audits or determining whether the company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles; rather, those duties are the responsibility of management, the internal auditors and the independent auditor. Unless specifically designated by the board of directors, the audit committee is also not responsible for conducting investigations or resolving disagreements, if any, between management and the independent auditors.

P                            LIBERTY SELF-STOR, INC.

R                 ANNUAL MEETING OF STOCKHOLDERS, JUNE 28, 2001
  1375 E. Ninth Street, 20th Floor, One Cleveland Center, Cleveland, Ohio 44114
O                             10:00 a.m. local time

X          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Y The undersigned hereby appoints Thomas J. Smith and Marc C. Krantz, or either one of them acting singly with full power of substitution, the proxy or proxies of the undersigned to attend the Annual Meeting of the Stockholders of Liberty Self-Stor, Inc. to be held on June 28, 2001, at 1375 E. Ninth Street, 20th Floor, One Cleveland Center, Cleveland, Ohio 44114, beginning at 10:00 a.m. local time, and any adjournments, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below and on the reverse side, and on any other matters properly brought before the Meeting or any adjournments thereof, all as set forth in the May 25, 2001 Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-KSB of Liberty Self-Stor, Inc.

                                                                     SEE REVERSE
                                                                         SIDE
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

        Please mark your                                                   5094
[X]     votes as in this
        example.

 THE BOARD RECOMMENDS A VOTE FOR ALL NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2.

                 FOR   WITHHELD                                                                          FOR     AGAINST   ABSTAIN
                                                                     2. Ratification of Arthur           [ ]       [ ]       [ ]
1. Election of   [ ]     [ ]     Nominees:                              Andersen LLP as Liberty's
   Directors:                    Steven A. Calabrese,                   independent public accountants
                                 Mark D. Grossi, Marc C. Krantz,        for the fiscal year ending
                                 Richard M. Osborne and                 December 31, 2001.
                                 Thomas J. Smith.
   For, except vote withheld from the following nominee(s):

   -------------------------
                                                                            You are encouraged to specify your choices
                                                                            by marking the appropriate boxes, see
                                                                            reverse side, but you need not mark any
                                                                            boxes if you wish to vote in accordance with
                                                                            the Board of Directors'recommendations. The
                                                                            proxies can not vote your shares unless you
                                                                            sign and return this card.


                                                                             NOTE:  Please sign as name appears hereon. Joint
                                                                                    owners should each sign. When signing as
                                                                                    attorney, executor, administrator, trustee
                                                                                    or guardian, please give full title as such.

                                                                            ----------------------------------------------------

                                                                            ----------------------------------------------------
                                                                            SIGNATURE (S)                        DATE

----------------------------------------------------------------------------------------------------------------------------------
                                                    FOLD AND DETACH HERE